Industry-Leading Commercial Vehicle Products

MATS Investor Presentation

March 2015

Forward Looking Statements

Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride's expectations, hopes, beliefs and intentions with respect to future results. Such statements are subject to the impact on Accuride's business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Accuride's Securities and Exchange Commission filings, including those described in Item 1A of Accuride's Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Any forward-looking statement reflects only Accuride's belief at the time the statement is made. Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements. Except as required by law, Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release.

Agenda

➢ Opening Comments • 2014 Overview • Industry Conditions • Accuride 2015 Priorities • 2015 Outlook	Rick Dauch *President & CEO*
➢ Summary	Rick Dauch
➢ Q&A	Rick Dauch Greg Risch

2014 Overview

Achievements

2014 Performance:

- Revenue increased by 9.7 percent to $705.2 million
- Net loss of $0.04 per share compared to a loss of $0.56 per share in 2013
- Adjusted EBITDA improved by 66.0 percent to $78.0 million
- Cash of $29.8 million and total liquidity of $70.3 million

Industry Demand Forecasts Continue to Improve:

- Class 8 and Trailer order patterns at their highest levels since 2006
- Improving Class 5-7 orders due primarily to housing starts

Operational Improvements Continue, Creating New Business Opportunities:

- On-time delivery at >98% at Wheels and Gunite; >94% at Brillion
- Lead times reduced to less than 10 days at Wheels and Gunite
- Operating at < 25-50 PPM levels at Wheels and Gunite
- Adequate & capable capacity in place for Wheels & Gunite products
- Renewed 2 major OEM LTAs with improved market share

Challenges

End markets at Brillion Iron Works:

- Weaker commodity pricing (10-50% drop) impacting Brillion's Agricultural, Industrial, Mining, Oil & Gas end-market customers

Economic Indicators are Positive

ISM Manufacturing Index


70
65
60
55
50
45
40
35
30
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14

Continued expansion

Housing Starts


Units, Millions of Starts (SAAR)
2.5
2.0
1.5
1.0
0.5
0.0
History
Forecast
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Starts remain near 1.0 M

Auto & Light Truck Sales


Millions
18
16
14
12
10
8
ALTSALES
2007
2008
2009
2010
2011
2012
2013
2014
2015

Continued Strength

Fleet Utilization


Utilization Rate, Total Fleet (% In Use)
100%
95%
90%
85%
80%
75%
70%
65%
History
Forecast
2010
2011
2012
2013
2014
2015
2016

Capacity remains very tight

Fleet Age


Avg. Age in Years
6.7
6.7
6.6
6.5
6.2
5.9
5.9
5.9
6.0
6.0
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Downward trend

Diesel Prices


Y/Y % Change-Area
80
60
40
20
0
-20
-40
-60
-80
$/Gal-Line
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
Y/Y % Change
$/Gal
2007
2008
2009
2010
2011
2012
2013
2014
2015

Down over 25% Y-o-Y

Economic & industry indicators continue positive trends

2012-16 Class 8 Build Projections


85,000
80,000
75,000
70,000
65,000
60,000
55,000
50,000
Delta
FTR
ACT
2012
FTR 273,188
ACT 277,513
2013
FTR 242,936
ACT 245,801
2014
FTR 294,855
ACT 297,120
2015
FTR 325,000
ACT 340,226
2016
FTR 286,800
ACT 311,211
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15

	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15
FTR	73,306	77,720	63,895	58,267	52,784	66,273	63,373	60,506	64,557	74,309	77,656	78,333	79,000	83,500	82,700	79,800
ACT	77,527	77,773	64,608	57,605	54,873	67,091	63,515	60,322	66,992	73,653	79,642	76,833	84,206	88,007	88,007	80,006

Industry forecasts indicate strong demand through 2016

Sources: ACT, FTR

2015 Priorities

- Achieve or Exceed Guidance
  - Revenue - $725 million to $775 million
  - Adjusted EBITDA - $85 million to $95 million
  - Free cash flow - $15 million to $25 million
- Maintain World-Class Operating Standards
  - On-time delivery, Lead times, Quality, Safety and Scrap
- Complete Plex ERP Implementation
  - Launched Accuride Distribution Center in Jan 2015 – No issues
  - Q2 – London, Ontario (Canada); 2H – Rockford, IL, Monterrey, Mexico
- Organically Grow Revenue by 3% to 5%
  - OEM – Secure long-term agreements (LTA)
  - Fleet conversion
  - Aftermarket
- Develop & Introduce Industry Leading Product Technology
- Explore and Execute Global Growth Initiatives

Sources: ACT, FTR

2015 Outlook

2015 Full Year Guidance

Class 8	310K	to	330K
Class 5-7	220K	to	225K
Trailer	280K	to	300K
Brillion Revenue Growth		Plus 5% to 10%	
Net Sales	$725	to	$775
Adjusted EBITDA	$85	to	$95
CAPEX	$25	to	$28
Depreciation & Amortization		$43	
Cash Interest Expense		$32	
Cash Taxes		$3	
Cash Pension Funding		$12	
Free Cash Flow	$15	to	$25

Capitalizing on Robust Industry Recovery Across Reduced Cost Structure

Summary

Well-Positioned for a Strong Year

- "Fix & Grow" Investments Yielding World-Class Operating Performance
- Capable Available Capacity to Handle Higher Volumes, Gain Share
- Reduced Cost Structure & Expected Revenue Growth Driving Profitability
- Focused on Margin Expansion at All Business Units

Accuride 2015 Priorities

- Achieve or Exceed Guidance
- Maintain World-Class Operating Standards
- Complete Plex ERP Implementation
- Organically Grow Revenue by 3% to 5%
- Develop & Introduce Industry Leading Product Technology
- Explore and Execute Global Growth Initiatives

Focused on **PROFITABLE GROWTH** in 2015-16

Questions